Earnings Call Presentation 2020 First Quarter May 1, 2020

WE ARE ALL IN THIS TOGETHER

Virtually all non-client facing colleagues working remotely
- On-site colleagues distributed with enhanced health and safety protocols

~85% of all locations remain open with access to drive-up and lobby appointment service

~95% ATMs operating at full capacity

Helped ~4,000 clients through payment deferrals and fee assistance programs

Funded nearly $1.2bn of PPP loans for ~5,500 clients; impacted the lives of over 125,000 employees and their families

Committed $2.5mm to supporting our communities

Supporting Our Colleagues

- Provided incentive bonus and pay premiums for those client facing and on-site colleagues
- Enhanced health insurance programs and access to retirement benefits to provide greater flexibility, coverage and additional support
- Expanded paid time off programs
- Added provisions for emergency medical and hardship loans

Supporting Our Clients

- Majority of branches remain open (drive-up) with enhanced health and safety protocols; lobbies by appointment only
- Offering payment deferral and fee assistance programs and services including:
  - Consumer, mortgage, auto loan deferrals
  - Small business loan deferrals
  - Consumer and small business fee assistance programs
  - Suspension of foreclosure and repossession actions
- Participated in the SBA's Paycheck Protection Program

Supporting Our Communities

- Committed $2.5mm from the First Midwest Charitable Foundation to support immediate and long-term needs
- Aiding individuals and families through affordable housing and financial sustainability and supporting small businesses
- Enhanced matching gifts programs to support colleague donations to 501(c)(3) organizations

USING OUR STRENGTHS TO SUPPORT OUR CLIENTS AND COMMUNITIES

First Midwest Bancorp, Inc. 2

Q1 '20 EARNINGS HIGHLIGHTS

Earnings Per Share


$0.6
$0.4
$0.2
$—
$0.46
$0.43
$0.50
$0.43
$0.52
$0.49
$0.51
$0.47
$0.41
$0.22
$0.37
$0.18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
EPS, adjusted(3)
EPS
COVID-19

Pre-Tax, Pre-Provision Earnings


$100
$80
$60
$40
$20
$—
$76
$85
$89
$84
$72
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Period Ending
Pre-tax, pre-provision earnings(3)

Earnings

EPS of $0.18, compared to $0.47 for Q4 '19 and $0.43 for Q1 '19; current quarter impacted by:

- $0.19 per share, or $28mm, of loan loss provision for the estimated impact of COVID-19 on the ACL
- $0.04 per share, or $5.4mm, of acquisition and integration related expenses

Pre-Tax, Pre-Provision Earnings

Down 14% from Q4 '19 impacted by:

- NII lower 3%, NIM down 18bps and NIM, adj. down 11bps due to:
  - lower interest rates, $2.9mm lower accretion, fewer days
- Noninterest income down 15%, impacted by:
  - seasonality, record Q4 '19 capital market and mortgage banking levels and impact of market conditions and COVID-19

Down 5% from Q1 '19 impacted by:

- NII up 3% while NIM and NIM, adj.(3) down ~50bps due to lower interest rate environment more than offset by higher volumes including acquisitions
- Noninterest expense, adjusted(1)(3) well controlled at 2.44% of average assets vs. 2.54% a year ago

RESULTS IMPACTED BY COVID-19 AND LOWER RATE ENVIRONMENT

Amounts in millions, except per share data

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 3

LOANS Highlights Up 21% YOY • Up 35%, annualized from Q4 '19, Park added $13,965 ~$700mm; up 12%, excluding Park $12,773 $12,841 – Strong production in a difficult environment $12,520 – C&I growth, up 26% annualized excluding $11,568 Park ◦ Modest line draws of ~$100mm – Consumer growth reflects purchased and organic activity 5.29% 5.15% 5.09% • Up 21% from Q1 '19; up 9% excluding Park 4.85% Corporate Loans and Bridgeview acquisitions 4.57% • Mix continues to be well diversified Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 C&I Agricultural Owner-occupied CRE Investor CRE Consumer Loan Yield Dollars in millions Balances shown are end of period Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain 4 terms, and footnotes used.

LOAN DIVERSIFICATION - CORPORATE $10.5bn 75% of Total Loans 36% C&I / 37% CRE / 2% Agricultural Services % of Sector Balance total loans Risk Elements Other C&I Loans Manufacturing Selectively positioned national Health Care Franchises $ 204 1.5% QSRs; moderately leveraged Elevated All major brands, avg. LTV Hotels 127 0.9% 50% Agricultural Risk Recreation/ Very granular, real estate Segments Entertainment 107 0.8% secured (both C&I and CRE Temporary disruption to vital categories) Dental 105 0.8% industry Owner Multi-family Other Occupied CRE Restaurants 74 0.5% Modest exposure Construction Retailers 62 0.4% Modest exposure Other Total $ 679 4.9% Investor CRE C&I CRE Agricultural GRANULAR, DIVERSIFIED PORTFOLIO REDUCES EXPOSURE TO STRESSED SECTORS Data as of March 31, 2020 Dollar amounts in millions unless otherwise noted Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of 5 certain terms, and footnotes used.

LOAN DIVERSIFICATION - CONSUMER $3.4bn 25% of Total Loans Home Equity Avg. FICO - 764 Avg. LTV - 73% Other Installment Avg. FICO - 749 % of Elevated Risk Sector Balance total loans Risk Elements Segment Unsecured ~90% have FICO > 700; Installment $ 289 2.1% Avg loan size ~$10k 1-4 Family Avg. FICO - 775 Avg. LTV - 69% HIGH QUALITY CREDIT - GEOGRAPHICALLY DISPERSED Data as of March 31, 2020 Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, 6 definitions of certain terms, and footnotes used.

CURRENT EXPECTED CREDIT LOSSES ("CECL") Day 1 Impact - Adoption Implementation • $76mm (69%) total ACL increase compared to Q4 '19, $16 $28 $227 consisting of: $76 $(2) – $32mm (29%), excluding acquired loans $109 1.62% – $44mm (40%) for acquired loans 1.39% ◦ $36mm for PCD loans 0.85% • Elected CECL transition for regulatory capital relief – Retains ~20bps of CET1 and tier 1 capital ACL Adoption Economic Park Net Q1 ACL (12/31/19) of CECL Factors Acquisition Activity (3/31/20) ACL to Total Loans Day 2 Impact Allowance / Provision • ACL adjusted to incorporate estimated impact of COVID-19 2.00% based upon: 1.62% – Multiple forecast scenarios of GDP, unemployment and HPI 1.22% 0.91% 0.85% 0.86% 0.85% 1.00% – Detailed portfolio reviews $40 0.38% 0.40% – Effects of relief programs 0.37% 0.30% $10 $11 $12 $10 • ACL to total loans, excluding PCD loans(3) of 1.29% —% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 (1) Allowance / Loans Provision / Avg Loans Provision DAY 1 IMPACT AS EXPECTED; DAY 2 ADJUSTED TO INCREASE ACL BY 15% DUE TO ECONOMIC OUTLOOK Dollar amounts in millions Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used. 7

ASSET QUALITY

Non-performing Assets


2.00%
1.00%
0.00%
$91
$96
$109
$109
$174
0.79%
0.77%
0.85%
0.85%
1.24%
0.91%
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
NPAs
NPAs / Loans + Foreclosed Assets
NPAs / Loans + Foreclosed Assets, excluding PCD Loans (3)

Net Charge-offs


0.60%
0.40%
0.20%
$9
$9
$9
$11
$12
0.32%
0.31%
0.29%
0.33%
0.37%
0.32%
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
NCOs
NCOs / Avg Loans (1)
NCOs / Avg Loans, excluding PCD Loans (1)(3)

Highlights

Sustained, consistent underlying credit performance

Metrics impacted by CECL adoption due to the change in accounting for acquired PCD loans; for comparability to prior periods, metrics are also presented to exclude PCD loans

- PCD loans that meet the definition of nonperforming are now included in NPLs, resulting in a $49mm increase in NPLs in Q1 '20
  - NPAs, excluding PCD loans reflective of normal fluctuations
- NCOs on PCD loans are recorded through the ACL, instead of a reduction of credit mark netted within loans
  - Excluding PCD loans, NCOs to average loans[(1)] of 0.32% for Q1 '20, in-line with prior quarters

METRICS LARGELY UNCHANGED, REFLECTS CECL

Dollar amounts in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 8

DEPOSITS Highlights Up 10% YOY • Average deposits of $13bn, consistent with Q4 '19 and up 10% Q1 '19 $13,445 $13,411 $13,386 $12,935 – Normal seasonal decline in commercial and $12,164 municipal deposits, offset by Park acquisition compared to Q4 '19 – Acquisitions contributed to the increase from Q1 '19 0.64% • Mix relatively unchanged, 64% retail, 26% 0.60% commercial, 10% public 0.55% 0.59% 78% • Average time deposits down 3% and up 11% 0.51% Core from Q4 '19 and Q1 '19, respectively Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Demand Savings NOW Money Market Time Cost of Deposits Dollars in millions Balances shown are QTD averages Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain 9 terms, and footnotes used.

STRONG FUNDING AND LIQUIDITY Funding Profile Highlights • $13bn of very stable long-term deposit base is primary source of liquidity Time | 17% • Line of credit draws during Q1 '20 of Interest-bearing Brokered CD's | 2% transactions | 42% ~$100mm, up 1% from Q1 '19 activity – Increase funded with deposits Borrowed funds | 14% – Line of credit draws distributed across a variety of industries within C&I Demand | 25% • Over $6bn in additional funding sources provide ample capacity to support our clients, Core Deposits Time Deposits Borrowed Funds colleagues, and communities – Nearly $4bn comprised of unencumbered securities and cash, FHLB capacity and Fed availability - meaningfully higher than undrawn commitments • Flexibility to utilize PPPLF or other sources to fund PPP demand AMPLE LIQUIDITY PROVIDES FLEXIBILITY TO MEET EXPECTED DEMAND Data as of March 31, 2020 Funding Profile data reflects QTD averages Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain 10 terms, and footnotes used.

NET INTEREST INCOME Trend and Composition Highlights Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 • NII down 3% from Q4 '19 and up 3% from Total interest-earning Q1 '19 assets $14,035 $14,952 $15,801 $15,969 $16,431 NIM(3) 4.04% 4.06% 3.82% 3.72% 3.54% – Accretion down $3mm from Q4 '19, up Accretion (0.18)% (0.28)% (0.23)% (0.24)% (0.17) $1mm from Q1 '19 Q1 '19 Q4 '19 Q1 '20 NIM, adjusted(3) 3.86% 3.78% 3.59% 3.48% 3.37% • NIM, adjusted(3) of 3.37%, down 11 bps from Total interest-earning assets $ 14,035 $ 15,969 $ 16,431 (1) Q4 '19 and down 49 bps Q1 '19, impacted NIM 4.04% 3.72% 3.54% $151 Accretion (0.18)% (0.24)% (0.17) $150 $148 by: $144 NIM, adjusted(1) 3.86% 3.48% 3.37% $9 $139 $10 $10 – Lower interest rates partially offset by $7 lower cost of funds $6 – Actions taken to reduce rate sensitivity also impacted the decline from Q1 '19 3.86% 3.78% 3.59% 3.48% 3.37% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 (3) NII Accretion NIM, adjusted Dollars in millions Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used. 11

NONINTEREST INCOME Trend and Composition Highlights • Down 15% from Q4 '19 impacted by: $47 – Reduction in capital market products income from record levels in Q4 '19 $43 – Lower mortgage banking, sales and $1mm $40 $39 MSR valuation adjustment $35 – Decrease in deposit service charges and card-based due to seasonality and COVID-19 1.03% 0.96% 0.90% 0.92% • Increase of 13% from Q1 '19 reflects: 0.86% – Capital market income of $4.7mm, up from $1.3mm for Q1 '19 – Higher wealth management and mortgage banking income • Securities losses of $1mm in Q1 '20 reflects the repositioning of the securities portfolio due to market conditions Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Deposit service charges Wealth management Card-based Capital market products income (4) Mortgage banking (1) Other noninterest income Noninterest income to average assets Dollars in millions Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used. 12

NONINTEREST EXPENSE Trend and Composition Highlights (3) Periods Ended • Noninterest expense, adjusted of $112mm Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 – Consistent with Q4 '19 Noninterest expense as reported $ 102 $ 114 $ 108 $ 117 $ 117 – Up 14% from Q1 '19 , impacted by: A&I related expenses (4) (10) (3) (6) (5) ◦ Operating costs associated with acquisitions Noninterest expense, adjusted(3) $ 98 $ 104 $ 105 $ 111 $ 112 ◦ Merit increases ◦ Investments in technology and process $111 $112 improvements $104 $105 $97 • Controlled noninterest expense, adjusted to average assets(1)(3) of 2.4%, down 3bps from Q4 '19 and 10bps from Q1 '19 2.54% • Continue to invest in strategic and long-term 2.50% 2.47% 2.44% platform initiatives and review efficiencies in 2.35% light of current environment Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Salaries & Benefits Occupancy & Equipment Professional services Technology Other noninterest expense (6) Noninterest expense, adj. to average assets(1)(3) Dollars in millions Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used. 13

CAPITAL

	Q1 '19	Q2 '19	Q3 '19	Q4 '19	**Q1 '20**
Regulatory Capital Ratios:					
• **CET1 capital to RWA**	10.52%	10.11%	10.18%	10.52%	**9.64%**
• **Tier 1 capital to RWA**	10.52%	10.11%	10.18%	10.52%	**9.64%**
• **Total capital to RWA**	12.91%	12.57%	12.62%	12.96%	**12.00%**
Tangible book value per share	$12.63	$12.86	$13.31	$13.60	**$13.14**

Robust Capital Levels



Excess Capital Above Conservation Buffer
CET1 Capital
4.50%
7.0%
9.64%
$411mm
Tier 1 Capital
6.00%
8.50%
9.64%
$177mm
Total Capital
8.00%
10.5%
12.00%
$234mm
Minimum Requirement
FMBI
Capital Conservation Buffer

Highlights

- As expected, Q1 '20 capital ratios decreased due to Park acquisition (~50bps), stock repurchases (~15bps), and loan growth
- Elected CECL transition for regulatory capital relief
  - Retains ~20bps of CET1 and tier 1 capital
- Strong excess capital position, solid operating leverage and credit reserves
  - Capital levels remain sufficient in a severely adverse economic scenario
  - Consistent with mid-size, regional, and national peers
- Suspended stock repurchase program to shift focus on capital deployment supporting our clients, colleagues, communities, and the broader economy
- Q1 '20 dividend of $0.14 per common share up 17% from a year ago

Robust Capital Levels data as of March 31, 2020

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 14

OUTLOOK RECAP (For the Year Ended 2020; includes Park Bank) We no longer affirm previous FY2020 guidance given the inability to estimate the impact of COVID-19 We offer commentary on factors influencing FY2020 outlook for key categories Comments below are subject to and dependent upon the length and impact of COVID-19, customer behavior and Federal stimulus, including the SBA's Paycheck Protection Program and the funding thereof, and other factors Loans and Deposits • Dependent upon economic conditions, customer behavior and stimulus • SBA's Paycheck Protection Program will further impact NII and NIM • Modestly lower NII, excluding accretion – Accretion of ~$22mm reflecting CECL transition, ~$3mm reclass to lower provision – NIM, adj.(3) continued near-term compression • Excludes potential impacts from the SBA's Paycheck Protection Program Noninterest Income • Modestly down YOY, as acquisition benefits are offset by Q2 COVID-19 impacts • Assuming recovery begins in second half of 2020 Noninterest Expense, Adjusted • Q1 run rate annualized for full year; Q2 elevated, reflective of COVID-19 impacts Asset Quality • Dependent upon economic conditions, customer behavior and stimulus Taxes • Effective tax rate expected to be approximately 25% Capital • Strong capital provides flexibility to navigate the impact of the pandemic Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used. 15

FINANCIAL RESULTS

	Q1 '19	Q4 '19	Q1 '20
Net Interest Income	$ 139	$ 148	$ **144**
Loan Loss Provision	10	10	**40**
Noninterest Income	35	46	**40**
Net Securities Losses	—	—	**(1)**
Noninterest Expense	102	117	**117**
Income before Income Taxes	62	67	**26**
Income Tax Expense	16	16	**6**
Net Income	$ 46	$ 51	$ **20**
EPS	$ 0.43	$ 0.47	$ **0.18**
EPS, Adjusted(3)	$ 0.46	$ 0.51	$ **0.22**
ROATCE(1)	14.4 %	14.4 %	**5.7 %**
ROATCE, Adjusted(1)(3)	15.3 %	15.5 %	**6.9 %**
Noninterest Expense, adjusted to Average Assets(1)(3)	2.5 %	2.5 %	**2.4 %**
Efficiency Ratio(3)	56 %	56 %	**60 %**

Highlights

- Q1 '20 results impacted by the COVID-19 pandemic and underlying policy response, as well as the low interest rate environment
- Generated EPS of $0.18, compared to $0.47 for Q4 '19 and $0.43 for Q1 '19; impacted by
  - $0.19/share in loan loss provision, allowing for the impact of COVID-19
  - $0.04/share attributed to A&I costs
- NII of $144mm, down from Q4 '19 and up 3% from Q1 '19, reflective of the low interest rate environment
- Noninterest income, down 15% from Q4 '19 and up 13% from Q1 '19
- Noninterest expense, adjusted(1)(3) to average assets of 2.4%, down from 2.5% at Q4 '19 and Q1 '19

Dollars in millions, except per share data

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 16

OVERVIEW OF PARK BANK

Strategically Compelling

- Completed acquisition on March 9th
- Expands market presence in SE Wisconsin
- Attractive business with quality relationships
  - ~$700mm in loans, ~95% are commercial
  - ~$1.0bn in deposits, ~87% considered core
- Established management team led by Dave Werner, President since 2010, 30+ year tenure

Integration & Conversion

- Systems conversion on track for June 12-14
- Project plan reflects current environment
  - Remote systems conversion, same data processor
  - Leverage virtual training
  - Experienced conversion team

COVID-19 Response

- Efficiently executed pandemic plan; work from home, social distancing and branches open for drive-up as well as lobby access by appointment
- Partnership and collaboration with First Midwest to implement SBA Paycheck Protection Program and client accommodations
- Cultural synergies between the two organizations help mitigate COVID-19 impact

Branch Network


Slinger
Jackson
Grafton
Cedarburg
Richfield
Germantown
Mequon
Menomonee Falls
Brown Deer
Fox Point
Fox Point, Village of
Glendale
Merton
Sussex
Butler
Whitefish Bay
Shorewood
Pewaukee
Brookfield
Wauwatosa
Elm Grove
Waukesha
West Allis
New Berlin
Greenfield
St Francis
Cudahy
Greendale
Vernon
Muskego
Franklin
South Milwaukee
Oak Creek
Wind Lake
Caledonia, Village of
Caledonia
Wind Point
Park
FMB

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc. 17

FORWARD-LOOKING STATEMENTS This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements. Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2020, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, estimated synergies, cost savings and financial benefits of announced and completed transactions, growth strategies, including possible future acquisitions, and the potential effects of the COVID-19 pandemic on our business, financial condition, liquidity, loans and results of operations. These statements are subject to certain risks, uncertainties and assumptions, including the duration, extent and severity of the COVID-19 pandemic, including its effects on our business, operations and employees, as well as on our customers and service providers, and on economies and markets more generally and other risks, uncertainties and assumptions that are discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2019, and in First Midwest's subsequent filings made with the Securities and Exchange Commission ("SEC"). These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance. Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used. 18

APPENDIX 19

NON-GAAP FINANCIAL INFORMATION The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, noninterest expense, adjusted, ROATCE, ROATCE, adjusted, non-accrual loans, excluding PCD loans, 30-89 days past due loans, excluding PCD loans, non-accrual loans to total loans, excluding PCD loans, non-performing loans to total loans, excluding PCD loans, non-performing assets to total loans plus foreclosed assets, excluding PCD loans, net loan charge-offs, excluding PCD loans, and net loan charge-offs to average loans, excluding PCD loans. The Company presents EPS, the efficiency ratio, and return on average tangible common equity, all adjusted for certain significant transactions. These transactions include acquisition and integration related expenses associated with completed and pending acquisitions (all periods), net securities losses (first quarter of 2020), and Delivering Excellence implementation costs (all periods in 2019). Management believes excluding these transactions from EPS, the efficiency ratio, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes. The Company presents noninterest expense, adjusted, which excludes acquisition and integration related expenses and Delivering Excellence implementation costs. Management believes that excluding these items from noninterest expense may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax- exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. The Company presents non-accrual loans, 30-89 days past due loans, non-accrual loans to total loans, non-performing loans to total loans, non-performing assets to total loans plus foreclosed assets, net loan charge-offs, and net loan charge-offs to average loans, all excluding PCD loans. Management believes excluding PCD loans is useful as it facilitates better comparability between periods as prior to the adoption of CECL on January 1, 2020, PCI loans with an accretable yield were considered current and were not included in past due and non-accrual loan totals and the portion of PCI loans deemed to be uncollectible was recorded as a reduction of the credit-related acquisition adjustment, which was netted within loans. Subsequent to adoption, PCD loans, including those previously classified as PCI, are included in past due and non-accrual loan totals and an allowance for credit losses on PCD loans is established as of the acquisition date and the PCD loans are no longer recorded net of a credit-related acquisition adjustment. PCD loans deemed to be uncollectible are recorded as a charge-off through the allowance for credit losses. Additionally, management believes excluding PCD loans from these metrics may enhance comparability for peer comparison purposes. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein. Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used. 20

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Earnings Per Share					
Net income	$ 46,058	$ 47,014	$ 54,545	$ 52,121	$ 19,606
Net income applicable to non-vested restricted shares	(403)	(389)	(465)	(424)	(192)
Net income applicable to common shares	45,655	46,625	54,080	51,697	19,414
Adjustments to net income:					
Losses from securities portfolio repositioning	—	—	—	—	1,005
Tax effect of losses from securities portfolio repositioning	—	—	—	—	(251)
A&I related expenses	3,691	9,514	3,397	5,258	5,472
Tax effect of A&I related expenses	(923)	(2,379)	(849)	(1,315)	(1,368)
Delivering Excellence implementation costs[5]	258	442	234	223	—
Tax effect of Delivering Excellence implementation costs	(65)	(111)	(59)	(56)	—
Total adjustments to net income	2,961	7,466	2,723	4,110	4,858
Net income applicable to common shares, adjusted	$ 48,616	$ 54,091	$ 56,803	$ 55,807	$ 24,272
Weighted-average diluted common shares outstanding	105,770	108,467	109,662	109,578	110,365
Diluted EPS	$ 0.43	$ 0.43	$ 0.49	$ 0.47	$ 0.18
Diluted EPS, adjusted[7]	$ 0.46	$ 0.50	$ 0.52	$ 0.51	$ 0.22
Return on Average Tangible Common Equity					
Net income applicable to common shares	$ 45,655	$ 46,625	$ 54,080	$ 51,697	$ 19,414
Intangibles amortization	2,363	2,624	2,750	2,744	2,770
Tax effect of intangibles amortization	(591)	(656)	(688)	(686)	(693)
Total adjustments to net income[7]	2,961	7,466	2,723	4,110	4,858
Net income applicable to common shares, excluding intangibles amortization, adjusted[7]	$ 50,388	$ 56,059	$ 58,865	$ 57,865	$ 26,349
Average stockholders' equity	$ 2,138,281	$ 2,241,569	$ 2,327,279	$ 2,359,197	$ 2,415,157
Less: average intangible assets	(803,408)	(832,263)	(877,069)	(874,829)	(887,600)
Average TCE	$ 1,334,873	$ 1,409,306	$ 1,450,210	$ 1,484,368	$ 1,527,557
ROATCE, adjusted[1][7]	15.31 %	15.95 %	16.10 %	15.47 %	6.94 %

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

First Midwest Bancorp, Inc. 21

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Efficiency Ratio Calculation					
Noninterest expense	$ 102,110	$ 114,142	$ 108,395	$ 116,748	$ 117,331
Less:					
Net OREO expense	(681)	(294)	(381)	(1,080)	(420)
A&I related expenses	(3,691)	(9,514)	(3,397)	(5,258)	(5,472)
Delivering Excellence implementation costs[5]	(258)	(442)	(234)	(223)	—
Total	$ 97,480	$ 103,892	$ 104,383	$ 110,187	$ 111,439
Tax-equivalent NII[1][8]	$ 140,132	$ 151,492	$ 152,019	$ 149,711	$ 144,728
Noninterest income	34,906	38,526	42,951	46,496	39,362
Less: net securities losses	—	—	—	—	1,005
Total	$ 175,038	$ 190,018	$ 194,970	$ 196,207	$ 185,095
Efficiency ratio	55.69 %	54.67 %	53.54 %	56.16 %	60.21 %
Tax-Equivalent NII / NIM					
NII	$ 139,024	$ 150,312	$ 150,787	$ 148,359	$ 143,575
Tax-equivalent adjustment	1,108	1,180	1,232	1,352	1,153
Tax-equivalent NII[1][8]	140,132	151,492	152,019	149,711	144,728
Less: accretion	(6,369)	(10,308)	(9,244)	(9,657)	(6,946)
Tax-equivalent NII, adjusted	$ 133,763	$ 141,184	$ 142,775	$ 140,054	$ 137,782
Average interest-earning assets	$ 14,035,361	$ 14,952,044	$ 15,800,915	$ 15,969,287	$ 16,431,320
NIM[1][8]	4.04 %	4.06 %	3.82 %	3.72 %	3.54 %
NIM, adjusted[1][8]	3.86 %	3.78 %	3.59 %	3.48 %	3.37 %
Loan Yield					
Tax-equivalent loan interest income[8]	$ 145,531	$ 158,442	$ 160,756	$ 155,863	$ 148,420
Less: accretion	(6,369)	(10,308)	(9,244)	(9,657)	(6,946)
Tax-equivalent loan interest income, adjusted	$ 139,162	$ 148,134	$ 151,512	$ 146,206	$ 141,474
Average loans	$ 11,458,233	$ 12,022,470	$ 12,539,541	$ 12,753,436	$ 13,073,752
Loan yield	5.15 %	5.29 %	5.09 %	4.85 %	4.57 %
Loan yield, excluding accretion	4.93 %	4.94 %	4.79 %	4.55 %	4.35 %

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

First Midwest Bancorp, Inc. 22

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Tangible Common Equity					
Stockholders' equity	$ 2,159,471	$ 2,300,573	$ 2,339,599	$ 2,370,793	$ 2,435,707
Less: goodwill and other intangible assets	(808,852)	(878,802)	(876,219)	(875,262)	(935,241)
TCE	$ 1,350,619	$ 1,421,771	$ 1,463,380	$ 1,495,531	$ 1,500,466
Total assets	$ 15,817,769	$ 17,462,233	$ 18,013,454	$ 17,850,397	$ 19,753,300
Less: goodwill and other intangible assets	(808,852)	(878,802)	(876,219)	(875,262)	(935,241)
Tangible assets	$ 15,008,917	$ 16,583,431	$ 17,137,235	$ 16,975,135	$ 18,818,059
TCE to tangible assets	9.00 %	8.57 %	8.54 %	8.81 %	7.97 %
Pre-Tax, Pre-Provision Earnings					
Income before income tax	$ 61,376	$ 63,205	$ 72,845	$ 68,513	$ 26,074
Provision for credit losses	10,444	11,491	12,498	9,594	39,532
Pre-Tax, Pre-Provision Earnings	$ 71,820	$ 74,696	$ 85,343	$ 78,107	$ 65,606
Adjustments to pre-tax, pre-provision earnings:					
Losses from securities portfolio repositioning	—	—	—	—	1,005
A&I related expenses	3,691	9,514	3,397	5,258	5,472
Delivering Excellence implementation costs[5]	258	442	234	223	—
Total adjustments	3,949	9,956	3,631	5,481	6,477
Pre-Tax, Pre-Provision Earnings, adjusted	$ 75,769	$ 84,652	$ 88,974	$ 83,588	$ 72,083

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

First Midwest Bancorp, Inc. 23

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Allowance for Credit Losses to Total Loans					
Allowance for credit losses	$ 104,779	$ 106,929	$ 110,228	$ 109,222	$ 226,701
Less: allowance for PCD loans	—	—	—	—	(50,223)
Allowance for credit losses, excluding PCD loan allowance	$ 104,779	$ 106,929	$ 110,228	$ 109,222	$ 176,478
Total loans	$ 11,569,003	$ 12,519,604	$ 12,773,319	$ 12,840,330	$ 13,965,017
Less: PCD loans	—	—	—	—	(275,172)
Total loans, excluding PCD loans	$ 11,569,003	$ 12,519,604	$ 12,773,319	$ 12,840,330	$ 13,689,845
Allowance to total loans, excluding PCD loans	0.91 %	0.85 %	0.86 %	0.85 %	1.29 %
Non-performing assets / Loans and Foreclosed assets					
Non-performing assets	$ 91,313	$ 96,021	$ 109,037	$ 108,961	$ 173,894
Less: non-accrual PCD loans	—	—	—	—	(48,950)
Non-performing assets, nexcluding non-accrual PCD loans	$ 91,313	$ 96,021	$ 109,037	$ 108,961	$ 124,944
Total loans, excluding PCD loans	$ 11,569,003	$ 12,519,604	$ 12,773,319	$ 12,840,330	$ 13,689,845
Foreclosed assets	10,818	28,488	25,266	20,458	21,027
Total loans and foreclosed assets, excluding PCD loans	$ 11,579,821	$ 12,548,092	$ 12,798,585	$ 12,860,788	$ 13,710,872
Non-performing assets and loans to foreclosed assets, excluding PCD	0.79 %	0.77 %	0.85 %	0.85 %	0.91 %
Net Charge-offs to average loans					
Total net charge-offs	$ 9,084	$ 9,341	$ 9,199	$ 10,600	$ 12,114
Less: net charge-offs for PCD loans	—	—	—	—	1,720
Total net charge-offs, excluding PCD loans	$ 9,084	$ 9,341	$ 9,199	$ 10,600	$ 13,834
Total average loans	$ 11,456,267	$ 12,020,820	$ 12,538,189	$ 12,752,389	$ 13,073,005
Less: average PCD loans	—	—	—	—	(165,906)
Total average loans, excluding PCD loans	$ 11,456,267	$ 12,020,820	$ 12,538,189	$ 12,752,389	$ 12,907,099
Net charge-offs to loans, excluding PCD loans	0.32 %	0.31 %	0.29 %	0.33 %	0.32 %

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

First Midwest Bancorp, Inc. 24

GLOSSARY OF TERMS

Allowance, ACL - Allowance for credit losses
A&I - Acquisition and integration related expenses
ATM - Automated teller machines
bn - Billion
bps - Basis points
Bridgeview - Bridgeview Bancorp, Inc.
C&I - Commercial and industrial
CECL - Current Expected Credit Losses
CET1 - Common equity Tier 1
CD - Certificate of deposit
Core Deposits - Represents demand, savings, NOW and money market deposits
CRE - Commercial real estate
DTA - Deferred tax asset
EPS - Earnings per share
FICO - Fair Issac Corporation
FHLB - Federal Home Loan Bank
First Midwest or the Company - First Midwest Bancorp, Inc.
Foreclosed Assets - OREO and other foreclosed assets
FY - Full year
GAAP - U.S. generally accepted accounting principles
GDP - Gross national product
HPI - House price index
LTM - Last twelve months
LTV - Loan-to-value
mm - Million
MSR - Mortgage servicing right
NCOs - Net charge-offs
NII - Net interest income
NIM - Tax-equivalent net interest margin
NOW - Negotiable order of withdrawal
NPAs - Non-performing assets
NPLs - Non-performing loans
Park - Park Bank, a wholly-owned subsidiary of Bankmanagers Corp.
PCD - Purchased credit deteriorated
PPP - Paycheck Protection Program
PPPLF - Paycheck Protection Program Liquidity Facility
OREO - Other real estate owned
QSR - Qualified special representative agreement
QTD - Quarter-to-date
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
SBA - Small Business Administration
SEC - Securities and Exchange Commission
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets
YoY - Year-over-year

First Midwest Bancorp, Inc. 25

FOOTNOTES (1) Annualized based on the actual number of days for each period presented. (2) Refer to the Company's 2020 Annual Meeting Proxy Statement for a detailed list of the Company's peer group. Peer financial data as of December 31, 2019. (3) This financial measure includes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail. (4) Other noninterest income includes merchant servicing fees and other service charges, commissions, and fees. (5) The Company initiated certain actions in connection with its Delivering Excellence initiative in the second quarter of 2018, demonstrating the Company's ongoing commitment to provide service excellence to its clients and maximizing both the efficiency and scalability of its operating platform. (6) Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses. (7) Adjustments to net income for each period presented are detailed in the EPS non-GAAP reconciliation in the accompanying "Non- GAAP Financial Information" slides. (8) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate of 21%. 26